MAINSTAY FUNDS TRUST

MainStay Cushing MLP Premier Fund

(the “Fund”)

Supplement dated January 15, 2020 (“Supplement”) to the
Statement of Additional Information (“SAI”) dated March 29, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

1.	Effective immediately, the SAI section entitled “Portfolio Managers” is amended as follows:

a.	The table beginning on page 52 is amended to include the following:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
John M. Musgrave *	MainStay Cushing MLP Premier Fund	0	1 Account $114,540,645	21 Accounts $269,491,486	0	1 Account $114,540,645	0

*The information presented for Mr. Musgrave is as of December 31, 2019.

b.	The table beginning on page 53 is amended to include the following:

PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
John M. Musgrave*	MainStay Cushing MLP Premier Fund	$0	over $1,000,000	over $1,000,000

*The information presented for Mr. Musgrave is as of December 31, 2019.

2.	Effective immediately, Kevin Gallagher no longer serves as a portfolio manager for the Fund. All references to Mr. Gallagher are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.